U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                -----------------

                                AMENDMENT NO. 1 TO

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported):  APRIL 25, 2002
                                                  ----------------


                          HIENERGY TECHNOLOGIES, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    WASHINGTON                    0-32093                 91-2022980
    ----------                    -------                 ----------
  (State or other               (Commission            (I.R.S. Employer
    Jurisdiction                File Number)          Identification No.)
 of incorporation)


          10  MAUCHLY  DRIVE
          IRVINE,  CALIFORNIA                               92618
    --------------------------------------                  -----
   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  949.453.8862
                                                     ------------



           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Since Inception, March 24, 2000, the Company's principal accountant has been Manning Elliott, Chartered Accountants, of Vancouver, British Columbia. Effective May 7, 2002, the Board of Directors of the Company approved the change of accountants. On May 7, 2002, management of the Company dismissed Manning Elliott and engaged Singer Lewak Greenbaum and Goldstein of Los Angeles, California, as its independent public accountants to audit its financial statements.

The Company believes, and has been advised by Manning Elliott that it concurs with such belief, that, for the period ended April 30, 2000 and the fiscal year ended April 30, 2001 and in the subsequent periods through the date of dismissal, the Company and Manning Elliott did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Manning Elliott would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement. The report of Manning Elliott on the Company's financial statements for the period ended April 30, 2000 and the fiscal year ended April 30, 2001, did not contain an adverse opinion or a disclaimer of opinion, but did contain a qualification that the financial statements were prepared under the assumption that the Company will continue as a going concern.


Prior to engaging the new accountants, Singer Lewak Greenbaum and Goldstein, on May 7, 2002, the Company, or someone on its behalf, did not consult with the new accountants regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the new accountants that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

The Company has requested that Manning Elliott furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether Manning Elliott agrees with the above statements, which letter accompanies this amended Form 8-K as an exhibit.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)  Exhibits.

Exhibit
Number        Description
------        -----------
16.1          Letter  of  Manning  Elliott

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HIENERGY TECHNOLOGIES, INC.


   June 11, 2002                     By:  /s/  Barry Alter
-----------------                       ---------------------------
     (Date)                           Name:  Barry  Alter
                                           ------------------------
                                       Its:  President
                                           ------------------------

                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------
16.1          Letter  of  Manning  Elliott